Statements Of Financial Condition (USD $)	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash at brokers	$ 5,387,385	$ 8,027,725
Unrealized gain/(loss) on open futures contracts, net	(860,221)	3,125,524
Total equity in brokers trading accounts	4,527,164	40,235,357
U.S. Government securities, at fair value	27,673,158	29,082,108
Cash and cash equivalents	2,899,515	11,189,077
Receivable from MF Global (Note 4)	1,825,854
Interest receivable		553
Total assets	36,925,691	51,424,987
LIABILITIES
Brokerage commissions payable	4,357	4,944
Accrued management fees - General Partner	31,147	37,973
Administrative and other fees payable	214,855	466,818
Subscriptions received in advance		56,581
Withdrawals payable	1,789,741	918,830
Total liabilities	2,040,100	1,485,146
PARTNERS' CAPITAL (NET ASSETS)
Partners' capital (net assets)	34,885,591	49,939,841
Total liabilities and partners' capital (net assets)	$ 36,925,691	$ 51,424,987